Shaping the Future of the Business Richard Pops Chief Executive Officer Exhibit 99.1 38th Annual J.P. Morgan Healthcare Conference January 15, 2020

Forward-Looking Statements Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s mission of advancing patient-centered care and redefining what constitutes ‘successful treatment’; the company’s evolving research and development capabilities and focus, including the therapeutic areas that the company may pursue; the company’s expectations with respect to its current and future financial and operating performance, business plans or prospects, including expectations relating to potential expansion of the company’s product portfolio, continued growth of revenue from the company’s commercial products, new potential elements of revenue, including royalty and manufacturing revenues for VUMERITY® and potential revenue from ALKS 3831 if approved, and the company’s potential to deliver profitability; the real-world impact and potential therapeutic and commercial value of the company’s marketed and development products; timelines, plans and expectations for development activities relating to the company’s products and product development candidates in both central nervous system (“CNS”) disorders and oncology, including ongoing enrollment and other progress across the ARTISTRY clinical development program for ALKS 4230 and emerging data from such program, and lead optimization and/or IND-enabling activities for the company’s preclinical compounds, including the company’s HDAC inhibitor platform and the company’s IL-10 fusion protein platform; the company’s expectations relating to regulatory actions by the U.S. Food and Drug Administration (“FDA”) relating to the company’s new drug application (“NDA”) submission for ALKS 3831, including the adequacy of the data contained in the NDA to serve as the basis of approval of ALKS 3831 for both the treatment of schizophrenia and the treatment of bipolar I disorder; the company’s growing commercial infrastructure and expectations concerning commercial activities relating to the company’s products and product candidates, including preparations for the potential commercial launch of ALKS 3831; and the company’s expectations regarding the duration of patent protection for VUMERITY. The company cautions that forward-looking statements are inherently uncertain. Although the company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the unfavorable outcome of litigation, including so-called “Paragraph IV” litigation and other patent litigation, related to any of the company’s products may lead to competition from generic drug manufacturers; data from clinical trials may be interpreted by the FDA in different ways than the company interprets it; the FDA may not agree with the company’s regulatory approval strategies or components of the company’s filings for its products, including its clinical trial designs, conduct and methodologies or the sufficiency of the results thereof to support approval; the company’s development activities may not be completed on time or at all; the results of the company’s development activities may not be positive, or predictive of real-world results or of results in subsequent trials, and preliminary or interim results of the company’s development activities may not be predictive of final results of such activities, results of future preclinical or clinical trials or real-world results; the company and its licensees may not be able to continue to successfully commercialize their products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to governmental payers; the FDA or regulatory authorities outside the U.S. may make adverse decisions regarding the company’s products; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s most recent Annual Report on Form 10-K and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov and on the company’s website at www.alkermes.com in the “Investors—SEC filings” section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Note Regarding Trademarks: The company and its affiliates are the owners of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO®, and VIVITROL®. VUMERITY® is a registered trademark of Biogen MA Inc., used by Alkermes under license. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Alkermes’ Distinctive Mission and Impact Through our advocacy, we advance patient-centered care and seek to redefine what constitutes successful treatment. Our science and medicines are making a real-world impact in the treatment of serious diseases.

Advancing a diversified CNS and oncology pipeline Positioning the business to deliver long-term growth and profitability Expanding and driving growth of our product portfolio Actively Shaping the Future of the Business

Expanding and Driving Growth of Our Product Portfolio

Proprietary Commercial Products for Addiction and Schizophrenia Extended-release opioid antagonist provides therapeutic levels of naltrexone for a one-month period Only medication indicated for the prevention of relapse to opioid dependence, following opioid detoxification; Indicated for the treatment of alcohol dependence *ARISTADA INITIO + single 30 mg oral dose of aripiprazole replaces need for concomitant three weeks of oral aripiprazole for initiation of ARISTADA, with relevant levels of aripiprazole concentration reached within four days. The first ARISTADA dose may be administered on the same day as ARISTADA INITIO or up to 10 days thereafter. Long-acting injectable (LAI) atypical antipsychotic indicated for the treatment of schizophrenia First and only LAI with ability to fully dose on day one* for up to two months with ARISTADA INITIO® regimen

$1 Billion Topline Commercial Enterprise Driven by Growth of Proprietary Products Proprietary Product Net Sales ($M) 2019 Growing proprietary commercial products VIVITROL® ARISTADA® Financial foundation of license, royalty and manufacturing revenues New potential revenue elements: 2020 Royalty and manufacturing: VUMERITY® 2021 Proprietary psychiatry portfolio: Potential launch of ALKS 3831 (pending FDA approval)

8

VUMERITY® (Diroximel Fumarate) for Multiple Sclerosis (MS)

- Novel oral fumarate with a distinct chemical structure for the treatment of relapsing forms of MS
- Discovered and developed by Alkermes
- Approved by FDA in October 2019
- Exclusive, worldwide license to commercialize held by Biogen
  - Launched by Biogen in late Q4 2019
- Composition of matter patent extends into 2033

Now Approved


VUMERITY
(diroximel fumarate)
delayed-release capsules
231 mg
VUMERITY
(diroximel fumarate)
delayed-release capsules
231 mg
106 Capsules

~325K patients treated for multiple sclerosis in the U.S. (~75% RRMS*)[1]

- 15K MS patients new to therapy each year
- 60K MS patients change therapy each year

*RRMS: Relapsing Remitting Multiple Sclerosis

1. Decision Resources MS Disease Landscape (Nov. 2016)

Alkermes
© 2020 Alkermes. All rights reserved.

ALKS 3831: A Potential New Oral Treatment for Adults With Schizophrenia and Adults With Bipolar I Disorder Investigational antipsychotic designed to offer robust efficacy of olanzapine; addition of samidorphan intended to mitigate olanzapine-associated weight gain Single NDA for treatment of adults with schizophrenia and adults with bipolar I disorder submitted Nov. 2019 Conducted pre-NDA meeting to discuss contents of NDA and FDA requirements Fixed-dose combination Bilayer tablet of samidorphan (10 mg) and olanzapine (5 mg, 10 mg, 15 mg, or 20 mg) ALKS 3831 Launch Preparations Disease State Awareness Payer Engagement Building on existing commercial infrastructure and capabilities in schizophrenia

Olanzapine: Atypical Antipsychotic Treatment Driven by Efficacy Source: IQVIA R12M as of Nov. 2019 Branded orals include: LATUDA®, REXULTI®, VRAYLAR®, SAPHRIS®, FANAPT®

Advancing a Diversified Pipeline CNS and Oncology

Alkermes’ Evolving Research and Development Capabilities 2000s 2010s 2020 Formulation & Drug Delivery Modifying Existing Small Molecules, Proteins, Peptides LAI Atypical Antipsychotics VIVITROL® BYDUREON® New Molecular Entities Prodrug & NCE Chemistry, Cytokine Engineering ARISTADA® VUMERITY® ALKS 3831 ALKS 4230 New Biology in CNS & Oncology Small Molecule Chemistry, Protein Fusion Psychiatry Neurodegeneration Oncology R&D Focus Capabilities Approved Medicines, Drug Candidates & Therapeutic Areas

Building Fully-Integrated Capabilities Across CNS and Oncology CNS Research & Discovery ü Formulation & CMC ü Clinical Trial Operations ü Regulatory Affairs ü Medical Affairs ü Commercial ü Patient Engagement ü Expanding ex-U.S. trial network Evaluating strategic development and commercial partnerships Oncology ü ü ü ü ü ü

Preclinical Phase 1 Phase 2 Phase 3 NDA ALKS 3831 Schizophrenia/ Bipolar I Disorder* ALKS 4230 Immuno-oncology (Intravenous Dosing) Immuno-oncology (Subcutaneous Dosing) IL-10 Fusion Proteins Immuno-oncology Selective HDAC Inhibitors Neurodegenerative Disorders (Orphan) Neurodegenerative Disorders (Prevalent, Non-orphan) Oncology Research and Development Pipeline: Novel Molecules in High-Potential Therapeutic Areas Oncology CNS *NDA submitted to FDA in Nov. 2019

Advancing a Diversified Pipeline Cytokine Platform

ALKS 4230: Selective IL-2 Fusion Protein Novel investigational drug designed to leverage proven anti-tumor effects of interleukin-2 (IL-2) pathway Stable, single polypeptide designed to selectively bind to intermediate-affinity IL-2 receptor and expand tumor-killing CD8+ and Natural Killer (NK) T cells, and have negligible effects on Treg expansion ARTISTRY-1 and ARTISTRY-2 phase 1/2 studies ongoing Data presented at Society of Immunotherapy of Cancer meeting in Nov. 2019 ALKS 4230

17

IL-2 Activates and Expands Immune Suppressive Regulatory T Cells That Dampen Anti-Cancer Immune Responses



Suppress Immune Response
↑ T_{reg} cells
IL-2
α
β
γ
CD25
CD122
CD132
T_{reg} cell
High-Affinity
Receptor-bearing Cell
IL-2
β
γ
CD122
CD132
CD8⁺ T cell
NK cell
Intermediate-Affinity
Receptor-bearing Cell
Fight Cancer
↑ CD8⁺ T cells
↑ NK cells

Graphics for illustrative purposes only.

Alkermes
© 2020 Alkermes. All rights reserved.

18

ALKS 4230 Designed to Selectively Activate Intermediate-Affinity Receptor

ALKS 4230
Design Intention:

- Preferentially expand cancer-fighting CD8⁺ T cells and NK cells to potentially improve anti-tumor efficacy
- Prevent IL-2-derived expansion of T_{reg} cells to minimize inhibition of immune response
- Mitigate certain side effects of IL-2, including vascular leak syndrome


ALKS 4230
ALKS 4230
ALKS 4230
α
β
γ
CD25
CD122
CD132
β
γ
CD122
CD132
T_{reg} cell
CD8⁺ T cell
NK cell
Fight Cancer
↑ CD8⁺ T cells
↑ NK cells
High-Affinity
Receptor-bearing Cell
Intermediate-Affinity
Receptor-bearing Cell

Graphics for illustrative purposes only.

© 2020 Alkermes. All rights reserved.

19

Overview of ALKS 4230 Clinical Development Program

ARTISTRY-1 Phase 1/2	**Intravenous dosing** *Refractory advanced solid tumors*	• Part A: Monotherapy dose escalation • Part B: Monotherapy dose expansion • Part C: ALKS 4230 + pembrolizumab combination
ARTISTRY-2 Phase 1/2	**Subcutaneous dosing** *Refractory advanced solid tumors*	• 6-week monotherapy lead-in phase • Followed by ALKS 4230 + pembrolizumab combination – Evaluating once-weekly and once every three weeks dosing • Efficacy expansion phase planned
ION-01 Phase 2	**Intravenous dosing** *Anti-PD-1 pre-treated HNSCC* patients*	• Collaboration with Fred Hutchinson Cancer Research Center • ALKS 4230 + pembrolizumab combination • Assessment of tumor microenvironment from paired biopsies • Predictive biomarker assessments

HNSCC*: Head and neck squamous cell carcinoma

Alkermes
© 2020 Alkermes. All rights reserved.

20

Interleukin-10: Concentration-Dependent, Immuno-Regulatory Cytokine

- **Low concentrations:** Activates innate immune cells to provide anti-inflammatory and immunosuppressive activities
- **Higher concentrations:** Activates anti-tumor $CD8^+$ T cells and Natural Killer cells
- Short half-life of native IL-10 limits ability to achieve and maintain higher concentrations


Low concentrations
Concentration and dose threshold
Higher concentrations
Anti-inflammatory/ Immunosuppressive properties
CD4+ T cell
CD8+ T cell
Anti-tumor cytotoxic activity
IL-10
Dendritic cell
NK cell
B cell
Tumor-associated macrophage

Mannino MH et al. *Cancer Lett.* 2015.

Alkermes
© 2020 Alkermes. All rights reserved.

Expanding Investigational Cytokine Therapy Portfolio: IL-10 Fusion Proteins Alkermes’ design objectives: Antibody scaffolding to extend circulating half-life Achieve higher concentrations Reduce dosing frequency Retain anti-tumor functions of IL-10 Fc-mediated activities to provide potential additional effects Lead evaluation underway Protein engineering expertise yields differentiated molecular design CH1 CL IL-10 IL-10 CH1 CL IL-10 IL-10 Fc

Preclinical Data Demonstrated Anti-Tumor Activity and Potential for Weekly Dosing IL-10-Fc fusion proteins* delayed tumor growth and provided a number of complete responses in a murine model of colorectal cancer IL-10-Fc fusion proteins activated CD8+ T cells and reduced regulatory T cells in tumor microenvironment  Weekly dosing of human IL-10-Fc achieved similar efficacy to daily dosing Enhanced potency relative to IL-10 on select immune cells mediated by Fc receptor interaction *Murine and human Presented at 11th Annual PEGS Europe Protein & Antibody Engineering Summit 18 (0) ****23 (0) ****33 (0) ****55 (5) Survival with Weekly Dosing ****>65 (8)# ****53 (5)# 20 (0) 18 (0) ****27 (1) ****23 (1) #p < 0.02 vs. muIL10-Fc monotherapy Survival with muIL10-Fc in combination with anti-CTLA-4

Advancing a Diversified Pipeline Selective HDAC Inhibitors

Synapses Play a Vital Role in Brain Function Axon Dendritic Spine Pre-synaptic vesicle Neurotransmitter released into synapse Post-synaptic receptor Synapses are the points of communication within the network of neurons that make up the brain Synaptic function is critical to brain development, learning and memory Synaptogenesis is the formation of synapses between neurons in the nervous system that occurs throughout a healthy person's lifespan

25

Synaptopathies Span Multiple Neurological Diseases Independent of Underlying Pathology

- Synaptic loss and dysfunction occur across a wide range of disorders and are associated with clinical symptoms[1]
- Increased synaptic density and function strengthen neuronal connectivity, potentially leading to clinically relevant benefits[2], independent of underlying disease pathology



Neuropsychiatric	Neurodegenerative		Neurodevelopment
Bipolar spectrum disorder	Frontotemporal dementia	Parkinson's	Autism spectrum disorder
Schizophrenia	Huntington's	Cochlear	Fragile X syndrome
Major depressive disorder	Alzheimer's	Retinal	Epilepsy

[1]Lepeta, K et al. *J Neurochem*. 2016.
[2]Verstraelen, P et al. *Front. Neurosci*. 2018.

Alkermes
© 2020 Alkermes. All rights reserved.

26

Loss of Synapses Correlated to Cognitive Decline in Neurodegenerative Patients

- Preserved synaptic density observed in cognitively normal patients with underlying Alzheimer's Disease pathology (CAD)
- Spine density was similar among control and CAD cases but was reduced significantly in patients with Alzheimer's Disease (AD) that demonstrated clinical dementia


A
CTL
B
CAD
C
AD

Control | **Cognitively normal patient with underlying AD pathology** | **AD patient that demonstrated clinical dementia**

Boros et al. *Annals of Neurology*. 2017.

Synapse loss tracked disease progression


150
100
50
0
Synapse loss
~25%
*
~35%
*
~45%
*
Control
9
Mild
9
Moderate
8
Severe
16
N=
Disease severity

Masliah E. et al. *J Alzheimers Dis*. 2001.

© 2020 Alkermes. All rights reserved.

Epigenetic Control of Synaptogenesis Acetylation of histones increases accessibility of DNA for transcription of multiple genes associated with synaptogenesis Deacetylation of histones by HDACs (histone deacetylase) causes tight coiling of DNA and closed chromatin leading to gene repression Brain-penetrant HDACs increase acetylation, driving prosynaptic gene expression and ultimately synaptogenesis Histone DNA accessible, gene active Closed chromatin Open chromatin DNA inaccessible, gene inactive Acetyl group Histone tail

Extensive Literature Discussing Prosynaptic Effects of HDAC Inhibitors Modulation of long-term memory for object recognition via HDAC inhibition Crebinostat: A Novel Cognitive Enhancer that Inhibits Histone Deacetylase Activity and Modulates Chomatin-Mediated Neuroplasticity Molecular Gene and/or protein modification Structural Synapse formation Functional Increased long-term potentiation

29

New Chemistry Targets Selective HDAC Complexes

- Approved HDAC inhibitor compounds have been limited by hematological toxicities, precluding application to chronic neurologic conditions
- HDACs function in association with multi-protein complexes which determine their activity
- Alkermes' proprietary compounds target specific subsets of HDAC complexes
- **CoREST** (co-repressor of repressor element-1 silencing transcription factor) is directly involved in repression of prosynaptic genes in neuronal tissue

HDAC Complexes


CoREST
p110
HDAC2
HDAC1
Sox-like
p80
CoREST
Sin3
Sin3
HDAC2
HDAC1
Sap18
Sap30
RbAP48
RbAP46
NuRD
Mi2
HDAC2
HDAC1
MBD3
MTA2
RbAP48
RbAP46

Adapted from Seto & Yoshida. *Cold Spring Harb Perspect Biol*. 2014

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30

Progress Across Three Key Areas of Optimization of HDAC Inhibitors for Synaptopathies

Brain Penetration	CoREST Selectivity	Toxicity
☑ Novel chemotypes designed to enable good brain PK and ADME properties	☑ Selective HDAC-CoREST modulation* activity observed	☑ Demonstrated significantly improved hematological safety*

PK: Pharmacokinetic; ADME: Absorption, distribution, metabolism and excretion

*Fuller et al. *ACS Chem. Neurosci.* 2019, 10, 1729-1743

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© 2020 Alkermes. All rights reserved.

31

CoREST Complex-Selective HDAC Inhibitors Showed Prosynaptic Effects and Improved Safety Profile



ACS Chemical Neuroscience
Research Article
Cite This: ACS Chem. Neurosci. XXXX, XXX, XXX−XXX
pubs.acs.org/chemneuro

CoREST Complex-Selective Histone Deacetylase Inhibitors Show Prosynaptic Effects and an Improved Safety Profile To Enable Treatment of Synaptopathies

Nathan O. Fuller, Antonella Pirone, Berkley A. Lynch, Michael C. Hewitt, Maria S. Quinton,[†] Timothy D. McKee,[‡] and Magnus Ivarsson*

Rodin Therapeutics, 300 Technology Square, Cambridge, Massachusetts 02139, United States

Supporting Information

CoREST Selective Rodin-A Treatment
Increased Dendritic Spines
Improved LTP
Vehicle
Rodin-A
WT - VEH
Tg - VEH
Tg - Rodin-A

ABSTRACT: Synaptic dysfunction is a pathological feature in many neurodegenerative disorders, including Alzheimer's disease, and synaptic loss correlates closely with cognitive decline. Histone deacetylases (HDACs) are involved in chromatin remodeling and gene expression and have been shown to regulate synaptogenesis and synaptic plasticity, thus providing an attractive drug discovery target for promoting synaptic growth and function. To date, HDAC inhibitor compounds with prosynaptic effects are plagued by known HDAC dose-limiting hematological toxicities, precluding their application to treating chronic neurologic conditions. We have identified a series of novel HDAC inhibitor compounds that selectively inhibit the HDAC−co-repressor of repressor element-1 silencing transcription factor (CoREST) complex while minimizing hematological side effects. HDAC1 and HDAC2 associate with multiple co-repressor complexes including CoREST, which regulates neuronal gene expression. We show that selectively targeting the CoREST co-repressor complex with the representative compound Rodin-A results in increased spine density and synaptic proteins, and improved long-term potentiation in a mouse model at doses that provide a substantial safety margin that would enable chronic treatment. The CoREST-selective HDAC inhibitor Rodin-A thus represents a promising therapeutic strategy in targeting synaptic pathology involved in neurologic disorders.

"…novel HDAC inhibitor compounds that selectively inhibit the HDAC−co-repressor of repressor element-1 silencing transcription factor (CoREST) complex while **minimizing hematological side effects**…selectively targeting the CoREST co-repressor complex…results in **increased spine density and synaptic proteins**, and **improved long-term potentiation** in a mouse model at doses that provide a **substantial safety margin that would enable chronic treatment.**"

Fuller et al. CoREST Complex-Selective Histone Deacetylase Inhibitors Show Prosynaptic Effects and an Improved Safety Profile To Enable Treatment of Synaptopathies. *ACS Chem. Neurosci.* 2019, 10, 3, 1729-1743.

Alkermes
© 2020 Alkermes. All rights reserved.

Advancing Preclinical Research and IND-Enabling Activities HDAC CoREST inhibitors for synaptopathies Pursue IND-enabling activities for lead preclinical compounds Potential utility across highly-prevalent neurodegenerative diseases such as Alzheimer’s Disease as well as orphan diseases such as frontotemporal dementia and Huntington’s Disease Oncology and other disease areas Continue exploratory work to assess the potential utility of selective HDAC modulation Translational development and biomarkers Continue development of biomarker and translational tools to help demonstrate potential target engagement and efficacy

Positioning the Business to Deliver Long-Term Growth and Profitability

Positioning Alkermes for Long-Term Growth Revenue Growth Pipeline Governance Capital Allocation Cost Structure

Positioning Alkermes for Long-Term Growth VIVITROL® & ARISTADA® : Executing commercial plans VUMERITY®: Received FDA approval; Launched by Biogen ALKS 3831: Submitted NDA and preparing for launch Revenue Growth Governance Pipeline Cost Structure Capital Allocation

Positioning Alkermes for Long-Term Growth Revenue Growth Governance Pipeline Cost Structure Capital Allocation VIVITROL® & ARISTADA® : Executing commercial plans VUMERITY®: Received FDA approval; Launched by Biogen ALKS 3831: Submitted NDA and preparing for launch Expanded ALKS 4230 program driven by emerging data Introduced IL-10-Fc program and HDAC inhibitor platform

Positioning Alkermes for Long-Term Growth Revenue Growth Governance Pipeline Cost Structure Capital Allocation VIVITROL® & ARISTADA® : Executing commercial plans VUMERITY®: Received FDA approval; Launched by Biogen ALKS 3831: Submitted NDA and preparing for launch Expanded ALKS 4230 program driven by emerging data Introduced IL-10-Fc program and HDAC inhibitor platform Acquired Rodin Therapeutics Focusing investment in highest-potential R&D programs

Positioning Alkermes for Long-Term Growth Revenue Growth Governance Pipeline Cost Structure Capital Allocation VIVITROL® & ARISTADA® : Executing commercial plans VUMERITY®: Received FDA approval; Launched by Biogen ALKS 3831: Submitted NDA and preparing for launch Expanded ALKS 4230 program driven by emerging data Introduced IL-10-Fc program and HDAC inhibitor platform Acquired Rodin Therapeutics Focusing investment in highest-potential R&D programs Implemented strategic restructuring to reduce cost structure Accelerated toward sustained non-GAAP profitability

Positioning Alkermes for Long-Term Growth Revenue Growth Governance Pipeline Cost Structure Capital Allocation VIVITROL® & ARISTADA® : Executing commercial plans VUMERITY®: Received FDA approval; Launched by Biogen ALKS 3831: Submitted NDA and preparing for launch Expanded ALKS 4230 program driven by emerging data Introduced IL-10-Fc program and HDAC inhibitor platform Acquired Rodin Therapeutics Focusing investment in highest-potential R&D programs Implemented strategic restructuring to reduce cost structure Accelerated sustained non-GAAP profitability Added expertise in oncology and strategic value creation to Board with appointment of two new Directors

Positioning Alkermes for Long-Term Growth Revenue Growth Governance Pipeline Cost Structure Capital Allocation VIVITROL® & ARISTADA®: Executing commercial plans VUMERITY®: Received FDA approval; Launched by Biogen ALKS 3831: Submitted NDA and preparing for launch Expanded ALKS 4230 program driven by emerging data Introduced IL-10-Fc program and HDAC inhibitor platform Acquired Rodin Therapeutics Focusing investment in highest-potential R&D programs Implemented strategic restructuring to reduce cost structure Accelerated sustained non-GAAP profitability Added expertise in oncology and strategic value creation to Board with appointment of two new Directors

Advancing a diversified CNS and oncology pipeline Positioning the business to deliver long-term growth and profitability Expanding and driving growth of our product portfolio Actively Shaping the Future of the Business

www.alkermes.com